Summary Prospectus Supplement

December 20, 2019

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 20, 2019 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2019

Frontier Markets Portfolio

Effective December 31, 2019, the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Steven Quattry	Executive Director	January 2019
Omair Ansari	Vice President	December 2019

Please retain this supplement for future reference.

  IFIFMSUMPROSPT 12/19